SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported January 2, 2007)

NOMURA HOME EQUITY LOAN, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of October 1, 2006, providing for the issuance of
Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series
2006-AF1, Asset-Backed Certificates)

NOMURA HOME EQUITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132109-05	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Amendment to Pooling and Servicing Agreement

On November 9, 2006, a series of certificates, entitled Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-AF1, Asset-Backed Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2006 (the “Agreement”), among Nomura Home Equity Loan, Inc., as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Wells Fargo Bank, National Association., as Master Servicer and securities administrator (the “Master Servicer and Securities Administrator”), GMAC Mortgage LLC, as a servicer (“GMAC”) and HSBC Bank USA, National Association, as trustee (the “Trustee”), which Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities and Exchange Commission on December 29, 2006.

The Sponsor, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC at any time, without cause. As of January 2, 2007, the Sponsor sold the servicing rights with respect to certain of the Mortgage Loans (the “Transferred Mortgage Loans”) to Wells Fargo Bank, National Association (“Wells Fargo”). As a result, the Depositor, the Sponsor, the Master Servicer and Securities Administrator, Wells Fargo, GMAC and the Trustee entered into a Servicer Appointment, Assumption and Amendment Agreement to the Agreement (the “Amendment”), dated as of January 2, 2007 attached hereto as Exhibit 4.1. The Amendment reflects the appointment of Wells Fargo as the successor servicer of the Transferred Mortgage Loans.

Item 6.02  Change of Servicer or Trustee

The Sponsor, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of certain of the Mortgage Loans, including the right to terminate and replace GMAC at any time, without cause. Pursuant to the Agreement, such termination and replacement of GMAC with respect to the Transferred Mortgage Loans shall be effective upon the naming of a successor servicer who (i) is an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, having a net worth of at least $15,000,000, (ii) is willing to act as successor servicer of the Mortgage Loans and (iii) has executed and delivered an agreement accepting such delegation and assignment containing an assumption by such successor servicer of the rights, powers, duties, responsibilities, obligations and liabilities of GMAC with respect to the Transferred Mortgage Loans. All amounts in respect of the Transferred Mortgage Loans reimbursable to GMAC pursuant to the terms of the Agreement have been paid to GMAC by Wells Fargo in accordance with the Agreement including without limitation, all unreimbursed advances and servicing advances made by GMAC; the Sponsor has paid for expenses incurred in connection with the transfer of servicing to Wells Fargo. As of January 2, 2007, the Sponsor sold the servicing rights of the Transferred Mortgage Loans to Wells Fargo, and Wells Fargo met the above conditions, thereby becoming the servicer with respect to the Transferred Mortgage Loans.

Wells Fargo will provide the servicing functions with respect to the Transferred Mortgage Loans as set forth in the Agreement. Among other things, Wells Fargo will be obligated, except under certain circumstances to make advances of principal and interest with respect to the Transferred Mortgage Loans. In managing the liquidation of defaulted Transferred Mortgage Loans, Wells Fargo will have sole discretion to take such action in maximizing recoveries to the certificateholders including, without limitation, selling defaulted Transferred Mortgage Loans and REO Properties as described in the Agreement. Pursuant to the terms of the Agreement Wells Fargo will be entitled to reimbursement for advances of principal and interest, servicing advances, servicing fees and applicable expenses on a priority basis from, among other things, late recoveries of principal and/or interest, liquidation proceeds and insurance proceeds from the Transferred Mortgage Loans. The Master Servicer will be required to monitor the performance of Wells Fargo under the Agreement.

In general, Wells Fargo will be obligated to offset any shortfalls of interest resulting from prepayments on the Mortgage Loans on any distribution date, with compensating interest on such distribution date; provided however that the obligation of Wells Fargo with respect to the payment of compensating interest will be limited to the Servicing Fee payable to it for such month. Wells Fargo is obligated to pay insurance premiums and other ongoing expenses associated with the Transferred Mortgage Loans incurred by it in connection with its responsibilities under the Agreement and is entitled to reimbursement for these expenses as provided in the Agreement.

The principal compensation to be paid to Wells Fargo in respect of the servicing activities performed by it will be a monthly servicing fee on each Transferred Mortgage Loans calculated as an amount equal to one-twelfth of the related servicing fee rate multiplied by the stated principal balance of such Transferred Mortgage Loan as of the last day of the related due period, as more fully set forth in the Agreement. As additional servicing compensation, Wells Fargo is entitled to retain all assumption fees, late payment charges, and other miscellaneous servicing fees in respect of the Transferred Mortgage Loans to the extent collected from the borrowers, together with any interest or other income earned on funds held in the custodial accounts and any escrow accounts, as more fully described in the Agreement.

Wells Fargo shall establish and maintain or cause to be maintained a segregated trust account (the “Custodial Account”) with a depositing institution for the benefit of the Certificateholders. The Custodial Account shall be an Eligible Account (as defined in the Agreement). Within two (2) business days of receipt by Wells Fargo of amounts in respect of the Mortgage Loans (excluding amounts representing the servicing fee or other servicing compensation, reimbursement for advances of principal and interest and servicing advances and insurance proceeds to be applied to the restoration or repair of a related Mortgaged Property or similar items), Wells Fargo will deposit such amounts in the Custodial Account. Amounts so deposited may be invested in permitted investments (as set forth in the Agreement) maturing no later than one business day prior to the related remittance date. All investment income on funds in the Custodial Account shall be for the benefit of Wells Fargo.

When a principal prepayment in full is made on a Transferred Mortgage Loan, the mortgagor is charged interest only for the period from the due date of the preceding monthly payment up to the date of the prepayment, instead of for a full month. When a partial principal prepayment is made on a Transferred Mortgage Loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. In addition, the application of the Servicemembers Civil Relief Act (the “Relief Act”) and similar state or local laws to any Transferred Mortgage Loan could adversely affect, for an indeterminate period of time, the ability of Wells Fargo to collect full amounts of interest on such Mortgage Loans. Wells Fargo will be obligated to pay from its own funds only those interest shortfalls attributable to voluntary principal prepayments by the mortgagors on the Transferred Mortgage Loans received the calendar month immediately preceding the month in which the related distribution date occurs provided, however that the obligation of Wells Fargo to remit the amount of any shortfall in interest resulting from a principal prepayment on a Transferred Mortgage Loan shall be limited to the aggregate servicing fee payable to Wells Fargo for the related due period. Wells Fargo will not remit any shortfalls in interest attributable to the application of the Relief Act or any similar state or local laws. Any interest shortfalls attributable to voluntary principal prepayments required to be funded but not funded by Wells Fargo are required to be paid by the Master Servicer, but only to the extent that such amount does not exceed the aggregate master servicing compensation payable to the Master Servicer for the applicable distribution date.

Subject to the limitations set forth in the following paragraph, if a scheduled payment on a Transferred Mortgage Loans which was due on a related due date and is delinquent (other than as a result of application of the Relief Act), Wells Fargo will be required to remit to the Securities Administrator for deposit in the related distribution account from its own funds or from funds available in the related Custodial Account relating to a subsequent due date, or some combination of its own funds and such amounts on the related remittance date, an amount equal to such delinquency, net of the servicing fee (any such remittance, a “P&I Advance”).

P&I Advances are required to be made only to the extent they are deemed by Wells Fargo to be recoverable from related late collections, insurance proceeds or liquidation proceeds from the Transferred Mortgage Loan as to which the unreimbursed P&I Advance was made. In addition, any P&I Advances previously made in respect of any Transferred Mortgage Loan that are deemed by Wells Fargo to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to Wells Fargo out of any funds in the related Custodial Account prior to distributions on the related certificates. Wells Fargo will not be required to make any P&I Advances with respect to reductions in the amount of the monthly payments on the Transferred Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.

Failure of Wells Fargo to make any required P&I Advance, which failure goes unremedied for the days specified in the Agreement would constitute an event of default under the Agreement. Such event of default would obligate the Master Servicer, as successor servicer, or any other successor servicer appointed by the Master Servicer, to make such P&I Advance subject to its determination of recoverability from related late collections, insurance proceeds or liquidation proceeds from the related Transferred Mortgage Loan.

In instances in which a Transferred Mortgage Loan is in default or if default is reasonably foreseeable, and if determined by Wells Fargo to be in the best interest of the related certificateholders, Wells Fargo may permit servicing modifications of the Transferred Mortgage Loan rather than proceeding with foreclosure. However, Wells Fargo’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following. Any amounts added to the principal balance of the Transferred Mortgage Loan, or capitalized amounts added to the Transferred Mortgage Loan, will be required to be fully amortized over the remaining term, or the extended term, of the Transferred Mortgage Loan. All capitalizations are to be implemented in accordance with Wells Fargo’s standards and may be implemented only by Wells Fargo for that purpose. The final maturity of any Transferred Mortgage Loan will not be extended beyond the assumed final distribution date. No servicing modification with respect to a Transferred Mortgage Loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut-off date, but not less than the related servicing fee rate. Further, the aggregate current principal balance of all Transferred Mortgage Loans subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the Transferred Mortgage Loans as of the cut-off date, but this limit may increase from time to time with the consent of the rating agencies.

Any advances made on any Transferred Mortgage Loan will be reduced to reflect any related servicing modifications previously made. The mortgage rate and net mortgage rate as to any Transferred Mortgage Loan will be deemed not reduced by any servicing modification, so that the calculation of the amount of current interest payable on the offered certificates will not be affected by the servicing modification.

Servicing Experience and Procedures of Wells Fargo

Servicing Experience

Wells Fargo is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

Wells Fargo’s servicing portfolio of residential mortgage loans (which includes First Lien Non-Conforming, Non-Subprime Loans as well as other types of residential mortgage loans serviced by Wells Fargo) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Non-Conforming, Non-Subprime Loans:

	As of		As of		As of
	December 31, 2003		December 31, 2004		December 31, 2005
	No. of Loans	Aggregate Original Principal Balance of Loans	No. of Loans	Aggregate Original Principal Balance of Loans	No. of Loans	Aggregate Original Principal Balance of Loans
First Lien Non-Conforming, Non-Subprime Loans	472,694	$141,120,796,584	533,262	$171,086,652,776	635,091	$218,067,611,101

Servicing Procedures

Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo's automated loan servicing system. Wells Fargo then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

Wells Fargo’s collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo’s Voice Response Unit (“VRU”) to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo’s automated servicing system. If timely payment is not received, Wells Fargo’s automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo’s automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

Prior to a foreclosure sale, Wells Fargo performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo bases the amount it will bid at foreclosure sales on this analysis.

If Wells Fargo acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

Wells Fargo’s loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo will obtain lender-placed insurance at the borrower's expense.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1
Servicer Appointment, Assumption and Amendment Agreement, dated as of January 2, 2007, to the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 2, 2007
NOMURA HOME EQUITY LOAN, INC.

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Servicer Appointment, Assumption and Amendment Agreement, dated as of January 2, 2006, to the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator and the Trustee	7

EXHIBIT 4.1